UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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PHASE FORWARD INCORPORATED
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Filed by Phase Forward Incorporated

Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934

Subject Company: Phase Forward Incorporated

Commission File No.: 000-50839

<Insert Picture Here> Neil de Crescenzo Senior Vice President and General Manager Health Sciences Global Business Unit

2 What We Are Announcing • Oracle acquires Phase Forward • Oracle to purchase Phase Forward for $17.00 per share, subject to required approvals • Transaction expected to close mid-2010 • Phase Forward is a leading provider of applications for life sciences companies and healthcare providers • Over 335 customers, including top pharmaceutical and biotech companies, medical device firms, academic medical centers, contract research organizations and regulatory agencies • Used in more than 10,000 clinical trials with over 1 million trial study participants • Oracle Health Sciences and Phase Forward products are expected to accelerate the delivery of innovative therapies to patients and help control healthcare costs • Allows researchers, clinical development professionals, physicians, regulators and patients to more cost-effectively and securely contribute, access and share data • Speeds the time to market of new therapies by facilitating adaptive trials • Increases the efficiency of study recruitment, monitoring and analysis • Provides greater insight into patient outcomes and safety during clinical trials and postmarket surveillance • Phase Forward management and employees expected to join Oracle as a part of the Oracle Health Sciences Global Business Unit

3 Strategic Importance to Oracle • The life sciences and healthcare industry must control costs while accelerating patient-centered innovation • Legislative and economic pressures are forcing healthcare providers to lower costs • Pharmaceutical, biotech and medical device manufacturers need to speed a growing number of viable therapies and devices to market • Paper-based or unstructured data capture impedes the reuse of medical data • Regulatory scrutiny is increasing the cost of clinical trials and post-approval monitoring • A standards-based IT infrastructure will help improve access, quality and cost • Connects researchers, regulators, physicians and patients to speed innovation, better engage patients in their own care and support the trend toward personalized healthcare • Merges clinical trial and care delivery data to enable the development of targeted therapies • Streamlines the process of drug discovery through care delivery and management • Together Oracle and Phase Forward help support innovation, deliver personalized medicine and control costs • Oracle Health Sciences provides clinical study design, clinical trial and healthcare data management, clinical and healthcare analytics and healthcare interoperability solutions • Phase Forward’s SaaS-based software streamlines the collection, management, and analysis of data from clinical development through care delivery

4 About Oracle Corporation Scale and Leadership •$24.2B in revenue on a trailing twelve-month basis* •370,000 customers in 145 countries •30,000 partners •106,000 employees globally •Oracle technology can be found in nearly every industry, and in the data centers of 100 of the Fortune Global 100 companies Innovation and Investment • Close to $40B on more than 60 strategic acquisitions, since 2005 •#1 in 50 product or industry categories •Over 10 million developers in Oracle online communities * Revenue represents March 1, 2009 – February 28, 2010

5 Complete, Open, Integrated Systems Customer Benefits: • Open and standards-based • Innovation delivered faster • Better performance, reliability, security • Shorter deployment times • Easier to manage and upgrade • Lower cost of ownership • Reduced change management risk • One-stop support • Reduced down time

6 Oracle’s Health Sciences Application Strategy More Value Less Complexity More Flexibility Less Cost More Choice Less Risk Comprehensive Industry Portfolio Standards-Based Architecture Designed to Work Together Complete Complete Open Open Integrated Integrated

7 Health Sciences Global Business Unit (GBU) Dedicated operating business within Oracle – “company within a company” • Focused on the Health Sciences industry: • Includes Life Sciences and Healthcare • Maintains industry focus and domain expertise • Sustain and increase momentum within the Health Sciences segment • Lead by Neil de Crescenzo, Senior Vice President & General Manager • Operates within Oracle • Standalone organization; effectively a “company within a company” • Includes Product Strategy, Development, Sales, Consulting, Support and Marketing • Accountable for Business Unit P&L • while benefiting from Oracle’s scale and resources • World-class Oracle support • Global recognition of the Oracle brand • Oracle operational expertise and back-office infrastructure • Work together as One Team • Lead with the Industry solutions to drive overall Oracle Apps and Tech business • Go to market with high performing sales and services professionals • Enhance Health Sciences solutions with Oracle technologies and R&D expertise

8 Sept’06 Dec’06 Sep’07 May’08(re-org) Apr’09 Oct ’09 Feb ‘10 Industry Solutions Help Drive Growth Expanding industry-specific applications 2005 2006 2007 2008 2009 2010 Apr’05 Jul’05 Jan’06 Sep’08 Nov’05 Oct’06 Nov’06 Jun’07 Jun’08 Mar ’09 Apr’09 Jun ‘09 Jun’08 Aug’08 FORMED INTERNALLY PRIMAVERA Oct ’08 (pending)

9 Oracle Acquisitions since 2005 Enterprise Content Management Performance Management Identit y & Access Management Middleware Platform and Management Business Intelligence Data Integration Operating Systems Systems Management Virtual Machines Pending (pending)

10 Employee Integration Philosophy • Recognition • Combination endorses Phase Forward’s innovation and customer success • Alignment with Oracle will help ensure ongoing innovation and growth opportunities • Speed • Quickly communicating the plan to employees, partners, and customers • Specialization • Draw on domain expertise for continued development of combined products, marketing, sales, consulting and support • A number of acquired companies’ employees are in leadership positions at Oracle • Steve Au Yeung (SVP – Asia Pacific). • Bhaskar Gorti (SVP & GM – Communications Global Business Unit) • Rajesh Hukku (SVP & GM – Financial Services Global Business Unit) . • Duncan Angove (SVP & GM – Retail Global Business Unit). • Mark Sunday (SVP & CIO) • John Fowler (EVP – Systems) • Paco Aubrejuan (GVP – PeopleSoft Enterprise)

11 What to Expect Going Forward • Public announcement today • April 16, 2010 • Communications with all stakeholders • Ongoing communications with customers, partners, resellers and employees • Complete transaction • Companies remain separate and independent until the close of the transaction • Expected to close in the first half of 2010 • More information can be found at • oracle.com/phaseforward • Email questions to: OracleAcquisition@phaseforward.com

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

Phase Forward Incorporated (“Phase Forward”) plans to file with the Securities and Exchange Commission (the “SEC”) and mail to its stockholders a proxy statement in connection with the proposed merger with Pine Acquisition Corporation, pursuant to which Phase Forward would be acquired by Oracle Corporation (“Oracle”) (the “Merger”).  Investors and security holders of Phase Forward are urged to read the proxy statement and the other relevant material when they become available because they will contain important information about Phase Forward, Oracle and the proposed transaction. The proxy statement and other relevant materials (when they become available), and any and all documents filed by Phase Forward with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Phase Forward by directing a written request to Phase Forward Incorporated, 77 Fourth Avenue, Waltham, Massachusetts 02451, Attention: Investor Relations.  INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTIONS.

Phase Forward and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the security holders of Phase Forward in connection with the proposed Merger. Information about those executive officers and directors of Phase Forward and their ownership of Phase Forward common stock is set forth in the proxy statement for Phase Forward’s 2010 Annual Meeting of Stockholders, which was filed with the SEC on March 19, 2010, and is supplemented by other public filings made, and to be made, with the SEC by Phase Forward. Investors and security holders may obtain additional information regarding the direct and indirect interests of Phase Forward, Oracle and their respective executive officers and directors in the Merger by reading the proxy statement and other public filings referred to above.

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS

Certain items in this document may constitute forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involved certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including, but not limited to, the ability to complete the Merger in light of the various closing conditions, including those conditions related to regulatory approvals, the ability of the parties to consummate the proposed Merger; the impact of the announcement or the closing of the Merger on Phase Forward’s relationships with its employees, existing customers or potential future customers; the ability of Oracle to successfully integrate Phase Forward’s operations and employees; the ability to realize anticipated synergies and costs savings of the proposed Merger; and such other risks detailed in the Phase Forward’s Annual Report on Form 10-K filed with the SEC on February 26, 2010 and other reports filed with the SEC.

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In addition, the statements in this document reflect the expectations and beliefs of Phase Forward and/or Oracle as of the date of this document.  Phase Forward and Oracle anticipate that subsequent events and developments will cause their expectations and beliefs to change.  However, while Phase Forward and Oracle may elect to update these forward-looking statements publicly in the future, they specifically disclaim any obligation to do so.  The forward-looking statements of Phase Forward and/or Oracle do not reflect the potential impact of any future dispositions or strategic transactions, including the Merger, that may be undertaken.  These forward-looking statements should not be relied upon as representing Phase Forward’s or Oracle’s views as of any date after the date of this document.

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